                                                                    EXHIBIT 10.5





                                 FTM MEDIA, INC.

                           INVESTORS' RIGHTS AGREEMENT

                           INVESTORS' RIGHTS AGREEMENT

        THIS INVESTORS' RIGHTS AGREEMENT is made as of _____________, 2000, by and among FTM Media, Inc., a Delaware corporation (the "Company") and the investors listed on Schedule A hereto (each of which is herein referred to individually as an "Investor," and collectively as the "Investors").

                                    RECITALS

        WHEREAS, the Company and the Investors have entered into Subscription Agreements dated as of the date hereof (the "Subscription Agreements"), pursuant to which the Investors will purchase units (the "Units") consisting of one share of the Common Stock, $0.0001 par value per share ("Common Stock") of the Company, one Class A Warrant, and one Class B Warrant, and;

        WHEREAS, in order to induce the Company to enter into the Subscription Agreements and to induce the Investors to purchase Units, the Investors and the Company hereby agree that this Agreement shall govern the rights of the Investors with respect to the registration of the Company's Common Stock;

        NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, the parties hereto agree:

        1. Registration Rights. The Company covenants and agrees as follows:

                1.1 Definitions. For purposes of this Section 1:

                        (a) The term "Act" means the Securities Act of 1933, as amended.

                        (b) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.7 hereof.

                        (c) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

                        (d) The term "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

                        (e) The term "Registrable Securities" means (i) the Common Stock issued as part of the Units as well as the Common Stock issuable or issued upon exercise of the Class A Warrants and the Class B Warrants, and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the Common Stock referenced in (i), excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned.

                        (f) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

                        (g) The term "SEC" shall mean the Securities and Exchange Commission.

                1.2 Procedures for Registration by the Company.

                        (a) Each Investor that desires to have its Registrable Securities registered under the Act pursuant to this Agreement shall provide the Company with a written request for such registration on or before _________, 2000 [i.e., within sixty (60) days following the last closing of the sale of Units by the Company to any Investor], which shall indicate the number of Registrable Securities which the Investor wishes to register, as well as the Investor's plan of distribution.

                        (b) On or before ____________, 2000 [i.e., within ninety
(90) days following the last closing of the sale of Units by the Company to any Investor], the Company shall file a registration statement under the Act with respect to all Registrable Securities which the Investors have requested to register pursuant to Section 1.2(a).

                        (c) Notwithstanding Section 1.2(a), in no event shall the Company be required to effect a registration pursuant to this Agreement of Registrable Securities that are proposed to be distributed by means of an underwritten offering.

                1.3 Obligations of the Company. In connection with the registration of Registrable Securities pursuant to Section 1.2, the Company shall, as expeditiously as reasonably possible:

                        (a) Use its best efforts to cause the registration statement to become effective as soon as possible.

                        (b) Prepare and file with the SEC and furnish to the Holders of the Registrable Securities registered under such registration statement such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                        (c) Furnish to the Holders such numbers of copies of a prospectus, including all amendments thereto, and including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                        (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                        (e) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                        (f) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                        (g) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

                        (h) Notwithstanding anything to the contrary herein, the Company shall not be required to keep the registration statement filed pursuant to Section 1.2 effective for any minimum period of time.

                1.4 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

                1.5 Expenses of Registration. The Company shall bear and pay all expenses other than underwriting discounts and commissions incurred in connection with the registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company (including fees and disbursements of counsel for the Company in its capacity as counsel to the selling Holders hereunder; if Company counsel does not make itself available for this purpose, the Company will pay the reasonable fees and disbursements of one counsel for the selling Holders).

                1.6 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

                        (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder and each person, if any, who controls such Holder within the meaning of the Act or the 1934 Act, and such parties' counsel against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act or the 1934 Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, or any rule or regulation promulgated under the Act or the 1934 Act; and the Company will pay to each such Holder or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                        (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, its counsel, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act or the 1934 Act insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.6(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that, in no event shall any indemnity under this subsection 1.6(b) exceed the net proceeds from the offering received by such Holder.

                        (c) Promptly after receipt by an indemnified party under this Section 1.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.6.

                        (d) If the indemnification provided for in this Section
1.6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                        (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in an underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                        (f) The obligations of the Company and Holders under this Section 1.6 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

                1.7 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities who, after such assignment or transfer, holds at least 25,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided: (1) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (2) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement; and (3) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

        2. Miscellaneous.

                2.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                2.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware.

                2.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                2.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                2.5 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) five days after having been sent by registered or certified U.S. mail, return receipt requested, postage prepaid; or (iii) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the address as set forth on the signature page hereof or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

                2.6 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                2.7 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding; provided, however, no such waiver or amendment shall be effective as to a Holder if it adversely impacts such Holder in a manner different than the other Holders. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

                2.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                2.9 Entire Agreement. This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and supersedes all prior written agreements, negotiations or oral understanding among the parties hereto.

                             [COMPANY SIGNATURE PAGE
                         TO INVESTORS' RIGHTS AGREEMENT]



        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                           FTM MEDIA, INC.



                                           By:
                                              ----------------------------------

                                           Title:
                                                 -------------------------------
                                  Address: 6991 East Camelback Road, Suite D-103
                                           Phoenix, AZ 85251

                            [INVESTOR SIGNATURE PAGE]




                                           -------------------------------------
                                           Investor signature
                                           Investor name:
                                                         -----------------------

                                  Address:
                                           -------------------------------------

                                           -------------------------------------


                                           -------------------------------------
                                           Investor signature
                                           Investor name:
                                                         -----------------------

                                  Address:
                                           -------------------------------------

                                           -------------------------------------


                                           -------------------------------------
                                           Investor signature
                                           Investor name:
                                                         -----------------------

                                  Address:
                                           -------------------------------------

                                           -------------------------------------

                                   SCHEDULE A

                              SCHEDULE OF INVESTORS

                  Name of Investor             Number of Units
                  ----------------             ---------------